As filed with the Securities and Exchange Commission on October 20, 2000.

                                       Investment Company Act File No. 811-_____
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check Appropriate Box or Boxes)

                             REGISTRATION STATEMENT
                                      UNDER
                      THE INVESTMENT COMPANY ACT OF 1940        [X]

                               Amendment No. __                 [ ]


                       GOVERNMENT SECURITIES DELAWARE, LLC
               (Exact Name of Registrant as Specified in Charter)


                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (609) 282-2800


                                 Terry K. Glenn
                       Government Securities Delaware, LLC
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                         Mailing Address: P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)


================================================================================

                                EXPLANATORY NOTE

         This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Securities of the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such securities will be offered and sold solely in transactions that are exempt from the registration requirements of the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Registrant.

                  PART A: INFORMATION REQUIRED IN A PROSPECTUS

Items 1 - 7.

         Not Applicable.

Item 8. General Description of the Registrant

         General

         Government Securities Delaware, LLC (the "Company") was formed in the State of Delaware on August 8, 2000. The Company became subject to registration under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of the placement of its limited liability company interests ("Units") to more than 100 investors.

         The Company is a non-diversified closed-end management company, as those terms are defined in Sections 4(3), 5(a)(2), and 5(b)(2) of the 1940 Act.

         Investment Objectives and Policies

         The Company's investment objectives, which cannot be changed without the approval of its investors, are to maximize current income consistent with the preservation of capital and to match the maturities of investments with operating and dividend payment needs. To achieve these objectives, the Company purchased for $1,002,500,000 (excluding the accrued interest paid on August 15, 2000), $1,000,000,000 face value, 6% coupon U.S. Treasury Notes maturing on August 15, 2009 (the "Treasury Notes") and entered into a floating rate reverse repurchase agreement to maturity (the "Reverse Repurchase Agreement") with Merrill Lynch Government Securities, Inc. ("ML Government Securities"). Under the Reverse Repurchase Agreement, the Company sold the Treasury Notes to ML Government Securities for $1,002,500,000 and is obligated to repurchase the Treasury Notes for $1,000,000,000 on August 15, 2009, but may repurchase the Treasury Notes from ML Government Securities for the Notional Amount (defined below) plus accrued interest on 5 days prior written notice (the "Repurchase Agreement Termination Date"). Until the Repurchase Agreement Termination Date, the Company will make semi-annual floating rate payments to ML Government Securities equal to the sum of $138,889 plus the rate of 6-month LIBOR less 109 basis points on the outstanding Notional Amount. The Notional Amount will start at $1,002,500,000 and will be reduced by the amount of the $138,889 semi-annual fixed payments made by the Company. The semi-annual fixed payments of $138,889 will amortize the $2,500,000 premium paid for the Treasury Notes to $1,000,000,000 on a straight-line basis over the term of the Reverse Repurchase Agreement. In return, the Company will receive semi-annual payments from ML Government Securities equal to the interest payments received by ML Government Securities on the Treasury Notes. These semi-annual payments will be netted against each other and only the net amount will actually be paid.

         The Company used the proceeds from the Reverse Repurchase Agreement to acquire the following notes (the "Notes"):

         (i) $500,000,000 Merrill Lynch & Co., Inc. Floating Rate Note due August 15, 2009; and

         (ii) $500,000,000 Merrill Lynch Capital Services, Inc. Floating Rate Note due August 15, 2009.

The Note from Merrill Lynch & Co., Inc. ("ML & Co.") pays interest semi-annually at the rate of 1-month LIBOR plus 7 basis points, compounded monthly. The Note from Merrill Lynch Capital Services, Inc. ("ML Capital Services") pays interest semi-annually at the rate of 1-month LIBOR plus 7 basis points through September 15, 2000 and at the rate of 1-month LIBOR plus 8 basis points thereafter. The Notes are subject to payment, in whole or in part, prior to their scheduled maturity at the option of the Company at any time. To ensure the Company's investments will match its operating and dividend needs, the Company entered into two swaps with ML Capital Services. Under the terms of the first swap, (the "Daycount Swap"), the Company will make payments calculated as 1-month LIBOR plus 7 basis points compounded monthly and paid semi-annually on $1,000,000,000 to ML Capital Services and in return will receive semi-annual payments at a rate of 6-month LIBOR less 109 basis points on $1,000,000,000 plus a fixed payment on the same amount at a rate of 1.1575% per annum. The Daycount Swap will terminate on August 15, 2009. Under the terms of the second swap (the "Amortizing Swap"), the Company will make fixed, semi-annual payments of $41,112 (the fixed payment in the first period only will be $34,612) and in return will receive semi-annual payments equal to 6-month LIBOR less 109 basis points on a notional amount that will start at $2,500,000 and will amortize to approximately $138,889 on a straight-line basis over the term of the Amortizing Swap. The Amortizing Swap will terminate on August 15, 2009.

         As of October 20, 2000, the Company's investments were concentrated exclusively in the Treasury Notes, the Reverse Repurchase Agreement, the Daycount Swap, the Amortizing Swap, the Notes, and cash.

         Risk Factors

         Default by Reverse Repurchase Agreement Counterparty; Income and Credit Risk. The Company has entered into the Reverse Repurchase Agreement with ML Government Securities. Under the Reverse Repurchase Agreement, the amount that the Company must pay to ML Government Securities in exchange for the fixed rate payments is approximately 112 basis points less than the income that the Company expects to receive under the Notes and the Swaps. As a result, provided that the Company makes its semi-annual payments to ML Government Securities and is not otherwise in default under the Reverse Repurchase Agreement, the Company will receive a return of approximately 7.12% per annum. However, if ML Government Securities defaults on its obligations to make fixed rate payments under the Reverse Repurchase Agreement, the Company's income will fluctuate based on the income received on the Notes and the Swaps and the performance of any New Investments, and may decline as a result of interest rate movements. Furthermore, if either issuer of the Notes fails to make expected payments of interest or principal in a timely manner, the Company may not have sufficient income to pay its obligations under the Reverse Repurchase Agreement, and as a result, the Company would be in default on the Reverse Repurchase Agreement and ML Government Securities would be able to terminate the Reverse Repurchase Agreement. In that case, or if ML Government Securities or the Company otherwise defaults under the Reverse Repurchase Agreement or the Reverse Repurchase Agreement is terminated for any other reason, the Company may not have sufficient assets to pay distributions or return holders' investments upon liquidation.

         Default by Swap Agreement Counterparty; Income and Credit Risk. The Company has entered into the Swap Agreements with ML Capital Services. Under the Daycount Swap, the amount that the Company must pay to ML Capital Services is approximately equal to the amount the Company will receive on the Notes. A small portion of the payments the Company will receive on the Daycount Swap will cover the payments the Company must make to ML Capital Services on the Amortizing Swap. As noted above, provided that the Company makes its semi-annual payments on the Reverse Repurchase Agreement and is not otherwise in default under the Reverse Repurchase Agreement, the Company will receive a return of approximately 7.12% per annum. However, if ML Capital Services defaults on its obligations on either Swap Agreement, the Company's income will fluctuate from approximately 7.12% depending on the fluctuations in 1-month LIBOR and 6-month LIBOR. Furthermore, if either issuer of the Notes fails to make expected payments of interest or principal in a timely manner, the Company may not have sufficient income to pay its obligations under the Swaps Agreements, and as a result, the Company would be in default on the Swap Agreements and ML Capital Services would be able to terminate the Swap Agreements.

         Other Policies

         The Company may, without notice to investors, invest in assets other than the Daycount Swap, the Amortizing Swap, the Reverse Repurchase Agreement and the Notes (the "New Investments"). The New Investments may consist of:

         o    cash or cash equivalents;

         o obligations issued by the U.S. Treasury, or guaranteed by the U.S. Government with a maturity on or before August 17, 2009;

         o obligations issued or guaranteed by U.S. Federal Agencies with a maturity on or before August 17, 2009;

         o    commercial paper with a maturity of less than 180 days;

         o repurchase agreements with a maturity on or before August 17, 2009 collateralized such that the market value of the collateral, when marked to market, must be equal to or greater than 100% of any mark on the repurchase agreements;

         o corporate bonds and notes, and medium-term notes with a maturity on or before August 17, 2009;

         o money market mutual funds with a minimum $1 billion average asset size for the previous twelve months; and

         o security lending agreements on U.S. Government and/or U.S. Federal Agency securities with a maturity on or before August 17, 2009 collateralized such that the market value of the collateral, when marked to market, must be equal to or greater than 100% of any mark on the security lending agreements.

         For the New Investments, the minimum short term debt rating of money market instruments or other instruments with a maturity less than one year is Tier One and the minimum long term debt rating for all other instruments is single-A by at least two Nationally Recognized Statistical Rating Organizations. For repurchase agreements or security lending agreements, the minimum long term debt rating of any counterparty is single-A by at least two Nationally Recognized Statistical Rating Organizations.

Item 9. Management

         Board of Managers

         The Company's Board of Managers (the "Board" and its members, the "Managers") has overall responsibility to manage and control the business and affairs of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business.

         Portfolio Management

         All investment decisions for the Company will be made by the Board with no person primarily responsible for making recommendations to the Board.

         Administrator

         The Board has engaged Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011 (the "Administrator"), to provide the Company with administrative and management services. The Administrative and Management Agreement, dated as of October 20, 2000 (the "Administrative Agreement"), between the Company and the Administrator provides that, subject to the supervision of the Board, the Administrator shall perform or arrange for the performance of the administrative and management services necessary for the operation of the Company. For the services provided by the Administrator under the Administrative Agreement, the Company will pay the Administrator a semi-annual fee of $25,000.

         Custodian and Transfer Agent

         State Street Bank and Trust Co., 225 Franklin Street, Boston, MA 02110, acts as the custodian (the "Custodian") for the Company's investment securities pursuant to a Custody Agreement, dated October 20, 2000 (the "Custody Agreement"). The Custodian is responsible for safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Company's investments and maintaining books of original entry for Company accounting and other required books and accounts.

         Merrill Lynch Investment Partners Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, which is a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent, dividend disbursing agent and shareholder servicing agent (the "Transfer Agent") pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement, dated as of October 20, 2000 (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of Units and the opening, maintenance and servicing of shareholder accounts.

         Independent Auditors

         Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, is the independent auditor of the Company. The independent auditor is responsible for auditing the annual financial statements of the Company.

         Expenses

         The Company will pay the Administrator a semi-annual fee of $25,000. The Administrator will be responsible for all other expenses of the Company, including, but not limited to, legal and auditing expenses and custodial and printing fees. The Company's organizational expenses will be paid by ML & Co.

         Control Persons

         As of October 20, 2000, 99.99% of the Company's outstanding Units were owned by ML SSG S.A R.L., a wholly-owned subsidiary of ML & Co. See "Item 19. Control Persons and Principal Holders of Securities".

Item 10. Capital Stock, Long Term Debt, and Other Securities

         Capital Stock

         The Company is authorized to issue up to 2,000,200 Units. The designations and the powers, preferences and rights of, and the qualifications, limitations or restrictions on the Units are summarized below.

         Dividends. The Units will provide for a fixed-rate, semi-annual dividend of at least 7.12%, to be distributed at the discretion of the Board of Managers out of income of the Company from funds legally available for distribution under Delaware law. In addition to the foregoing, at any time and from time to time in their discretion, the Managers may distribute to the Unit Holders as of a record date or dates determined by the Managers, in cash or otherwise, all or part of any gains realized on the sale or disposition of property or otherwise, or all or part of any other principal or income of the Company, provided that such distributions are not otherwise in violation of Delaware law.

         Voting Rights. Each Unit will have one vote.

         Liquidation. The holders of the Units shall be entitled to receive all of the remaining assets of the Company available for distribution to its stockholders without limitation.

         Liability to Further Calls or to Assessments. Holders of Units are not liable for calls or assessments.

         Preemptive Rights, Redemption Provisions. Holders of Units have no preemptive rights and no right to redeem their Units. The Company will mandatorily redeem all of the outstanding Units on August 8, 2025.

         Other Securities

         The Company has no long-term debt or other class of securities outstanding.

         Taxes

         The Company will elect to be treated as, and should qualify as, a regulated investment company (a "RIC"), as defined in section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), for U.S. federal income tax purposes. As a RIC, the Company will not be subject to U.S. federal income tax on investment company taxable income and net capital gains distributed to shareholders if, as intended, the Company distributes at least 90% of its investment company taxable income, and all of its net capital gains, to shareholders each year. The Company also expects to make such distributions as are necessary to avoid the imposition of the federal excise tax on certain undistributed income.

         Distributions of investment company taxable income (which generally includes payments under the Reverse Repurchase Agreement and the Notes, dividends, interest, net short-term capital gains and other income, other than net capital gains, all net of operating expenses) will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains generally will be taxable to a U.S. shareholder as long-term capital gain. Shareholders will be notified annually as to the U.S. Federal tax status of distributions. Shareholders will not be subject to the alternative minimum tax on distributions from the Company.

         Outstanding Securities

         The following table sets forth information regarding each class of authorized securities of the Company as of October 20, 2000:

                                                                        (3)                           (4)
                                                                   Amount Held by              Amount Outstanding
            (1)                           (2)                      Registrant for             Exclusive of Amount
      Title of Class               Amount Authorized                its Account                 Shown Under (3)
----------------------------    -------------------------      -----------------------     ---------------------------
   Government Securities               2,000,200                         --                        2,000,104
       Delaware, LLC

Item 11. Defaults and Arrears on Senior Securities

         Not applicable.

Item 12. Legal Proceedings

         Not applicable.

Item 13. Table of Contents of the Statement of Additional Information

         Not applicable.

      PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14. Cover Page

         Not applicable.

Item 15. Table of Contents

         Not applicable.

Item 16. General Information and History

         The Company was formed in the State of Delaware on August 8, 2000 as a single member limited liability company. The Company's sole member was ML SSG S.A R.L. On August 10, 2000:

         o    ML SSG S.A R.L. contributed $1,000,000,000 to the Company;

         o    The Company purchased the Treasury Notes;

         o    The Company entered into the Reverse Repurchase Agreement;

         o    The Company purchased the Notes; and

         o    The Company entered into the Swaps.

         On October 20, 2000, the Company sold an aggregate of 104 Units to a group of 104 accredited investors (as defined in Regulation D under the 1933
Act) at the price of $500 per Unit.

         As a result of the sale of Units to more than 100 investors, the Company became subject to registration under the 1940 Act.

Item 17. Investment Objectives and Policies

         General

         The Company will invest primarily in the Treasury Notes, the Reverse Repurchase Agreement, the Notes and the Swaps.

         Fundamental Policies

         The Company will not issue senior securities, sell securities short, purchase securities on margin, or write put and call options. The Company may, from time to time, borrow money in connection with the operation of its business and its investment needs in principal amounts not to exceed 50% of its total assets immediately after any such borrowing. The Company will not underwrite securities of any issuer, except that it may purchase portfolio securities under circumstances in which the Company might be deemed upon sale to be an underwriter as that term is defined in the 1933 Act. The Company's investments will be concentrated in the Reverse Repurchase Agreement, the Notes and the Swaps. The Company will not invest in real estate or real estate mortgage loans. The Company will not invest in commodities or commodity contracts. The Company may make loans of cash or portfolio securities.

         Other Investment Policies and Restrictions

         The Company may, without notice to its investors, invest in New Investments, as described in "Item 8. General Description of the Registrant". The New Investments may not consist of:

         o    Equity securities or preferred stock; or
         o    Foreign currency denominated obligations.

         Other than investments in cash and cash items, securities of the U.S. Government or U.S. federal agencies and securities of other RICs, the Company's investment in the securities of any one issuer (or of two or more issuers which the Company controls and which are determined to be in the same or similar trades or businesses) may not exceed 25% of the aggregate market value of the Company's gross assets, and the Company's investment in any one issuer may not constitute more than 10% of the outstanding securities of that issuer. In addition, to maintain its qualification as a RIC under the Code, the Company will make New Investments in a manner that ensures that substantially all of the Company's income is investment related.

         The Company does not expect a significant amount of portfolio turnover.

Item 18. Management

         Managers and Officers

         A listing of the Managers and officers of the Company and their business experience for the past five years follows. An asterisk (*) indicates Managers and officers who are "interested persons" of the Company (as defined in the 1940 Act). Unless otherwise noted, the address of each Manager and officer is c/o Government Securities Delaware, LLC, P.O. Box 9011, Princeton, New Jersey 08543-9011.

                                                              PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE      POSITION HELD WITH REGISTRANT      DURING PAST FIVE YEARS
---------------------      -----------------------------      ----------------------
TERRY K. GLENN (59)*       Manager, President & Chairman      Executive Vice President of Merrill
                           of the Board                       Lynch Investment Managers, L.P. since
                                                              1983; Executive Vice President and
                                                              Director of Princeton Services since
                                                              1993; President of FAM Distributors,
                                                              Inc. since 1986 and Director thereof
                                                              since 1991; President of Princeton
                                                              Administrators, L.P. since 1988.

JEAN-CLAUDE WOLTER (62)    Manager                            Jean-Claude Wolter, aged 62, Licence
Biel, Switzerland                                             in political sciences (Institut d'Etudes
                                                              Politiques Paris, section Economy/
                                                              Finance), 1961. Lawyer, Luxembourg Bar
                                                              from 1962 to 1998. Acts as independent
                                                              director of several Luxembourg
                                                              investment funds and of bank-holding
                                                              companies. Presently honorary lawyer.
                                                              Advisor of Bidurit Harmetall AG (a
                                                              subsidiary of CERAMETAL, Mamer, Grand
                                                              Duchy of Luxembourg) and Consultant of
                                                              Cerametal Group.

A. MARTIN BUSS (61)        Manager                            A. Martin Buss, aged 61, served as
Cape Town, South Africa                                       a Member of the General Management of
                                                              the South African Mutual Life
                                                              Assurance Society for 17 years until
                                                              his retirement in 1993. He served on
                                                              the Investment Policy Committee, the
                                                              General Management Planning Committee
                                                              and was head of the Real Estate
                                                              Division. He also served on the Boards
                                                              of 5 separately Quoted Public
                                                              Companies. He is now semi-retired and
                                                              is a Director of Companies resident in
                                                              Cape Town, South Africa.

DONALD C. BURKE (40)*      Vice President and Treasurer       Senior Vice President and Treasurer of
                                                              Fund Asset Management, L.P. and
                                                              Merrill Lynch Investment Managers,
                                                              L.P. since 1999; Senior Vice President
                                                              and Treasurer of Princeton Services
                                                              since 1999; Vice President of FAMD
                                                              since 1999; First Vice President of
                                                              Merrill Lynch Investment Managers,
                                                              L.P. from 1997 to 1999; Vice President
                                                              of Merrill Lynch Investment Managers,
                                                              L.P. from 1990 to 1997; Director of
                                                              Taxation of Merrill Lynch Investment
                                                              Managers, L.P. since 1990.

PHILLIP S. GILLESPIE (36)* Secretary                          Director, Legal Advisor with Fund
                                                              Asset Management, L.P. since 2000 and
                                                              Vice President and Attorney with Fund
                                                              Asset Management since 1998; Assistant
                                                              General Counsel of Chancellor LGT
                                                              Asset Management, Inc. from 1997 to
                                                              1998; Senior Counsel and Attorney in
                                                              the Division of Investment Management
                                                              and the Office of General Counsel at
                                                              the U.S. Securities and Exchange
                                                              Commission from 1993 to 1997.

         Compensation

                                            Compensation Table
-------------------------------------------------------------------------------------------------------------------
                                              Pension or                                             Total
                                              Retirement                                         Compensation
                             Aggregate      Benefits Accrued           Estimated Annual          From Fund and
Name of Person,            Compensation      As Part of Fund             Benefits Upon            Fund Complex
     Position                From Fund (1)      Expenses                   Retirement            Paid to Directors
------------------         ---------------- ------------------         -----------------         -----------------
Terry K. Glenn             none             none                       none                      none
Jean-Claude Wolter         $5,000           none                       none                      $5,000
A. Martin Buss             $5,000           none                       none                      $5,000

         (1) Estimate for the fiscal year that ends December 31, 2000. Independent directors receive compensation of $5,000 per fiscal year of the Company, or any part of a year thereof.

         Code of Ethics

         The Board of Managers of the Company has approved a Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Company.

         The Code of Ethics requires that all employees of the Company pre-clear any personal securities investments (with limited exceptions such as mutual funds, high-quality short-term securities and direct obligations of the U.S. Government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Company include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Company. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Company within seven calendar days, before or after, of trading by the Company in the same or equivalent security.

         A copy of the Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Item 19. Control Persons and Principal Holders of Securities

         The following table shows the Unit ownership as of October 20, 2000 of the Company's control persons and its Managers and officers as a group:

Name of Beneficial Owner                                                   Amount                    Percentage
-------------------------------------------------------------     -------------------------     ----------------------
ML SSG S.A R.L. ........................................                 2,000,000                     99.99%

Managers and officers as a group
(5 persons)............................................                less than 1%                less than 1%

         As of October 20, 2000, the Company was controlled by ML SSG S.A R.L., 68-70 Boulevard de la Petrusse, L-2320 Luxembourg, Grand Duchy of Luxembourg, on the basis of its record and beneficial ownership of the securities shown above. As a result of this control, ML SSG S.A R.L. is able to elect the Company's entire Board of Managers and otherwise control or influence actions that require the approval of the Company's stockholders. ML SSG S.A R.L. is a societe a responsablilite limitee governed by the laws of the Grand-Duchy of Luxembourg. The parent companies of ML

SSG S.A R.L. are ML & Co., Merrill Lynch International Incorporated, Merrill Lynch International Holdings Inc., and Merrill Lynch S.A.

Item 20. Investment Advisory and Other Services

         The Company will pay the Administrator a semi-annual fee of $25,000. The Administrator will be responsible for all other expenses of the Company, including, but not limited to, legal and auditing expenses and custodial and printing fees. The Company's organizational expenses will be paid by ML & Co.

         The Company employs State Street Bank and Trust Co., with its principal place of business at 225 Franklin Street, Boston, MA 02110, as the Custodian. The Custodian is responsible for safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Company's investments and maintaining books of original entry for Company accounting and other required books and accounts. The Company employs Merrill Lynch Investment Partners Inc., with its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 as the Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares, the opening, maintenance and servicing of shareholder accounts and the disbursement of dividends. The Transfer Agent's fee will be paid out of the semi-annual fee paid to the Administrators. The Company also employs Deloitte & Touche LLP, with its principal place of business at Princeton Forrestal Village, 116-300 Village Blvd., Princeton, NJ 08540-6400, as independent public accountant. Deloitte & Touche is responsible for auditing the annual financial statements of the Company.

Item 21. Brokerage Allocation and Other Practices

         The New Investments in which the Company may invest are traded privately or exclusively among dealers and investors acting as principal, and not through brokers acting as agent. Purchases and sales of portfolio securities by the Company will be effected through securities dealers. As a result, while the prices at which the Company purchases and sells New Investments may reflect a mark-up or mark-down compared to the dealer's cost, the Company does not expect to pay brokerage commissions in connection with portfolio transactions. The Company will select dealers to effect principal transactions on the basis of their ability to obtain the lowest net purchase price or the highest net sale price for the relevant portfolio securities and, in the case of thinly traded securities, their familiarity with the particular trading patterns in those securities. Research services will not be a factor in the selection of dealers.

Item 22. Tax Status

The following discussion offers only a brief outline of the federal income tax consequences of investing in Units of the Company. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

The Company intends to qualify and elect to be treated as a RIC under subchapter M of chapter 1, subtitle A of the Code. To so qualify, the Company must, among other things: (a) elect to be treated as a RIC; (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code) and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies (including but not limited to, gains from options, futures and forward contracts); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Company's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Company's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Company controls and which are determined to be in the same or similar trades or businesses.

As a RIC, in any fiscal year with respect to which the Company distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Company (but not its stockholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to stockholders. To the extent the Company retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Company. To avoid the tax, the Company must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of the excise tax, the Company intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Company will be able to retain its net capital gains for investment.

If in any taxable year the Company fails to qualify as a RIC under the Code, the Company will be taxed in the same manner as an ordinary corporation, and distributions to its stockholders will not be deductible by the Company in computing its taxable income. In addition, in the event of failure to qualify, the Company's distributions, to the extent derived from the Company's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains.

For any period during which the Company qualifies as a RIC for federal income tax purposes, dividends paid out of the Company's net investment income and short-term capital gains to holders of Units will be taxable as ordinary income. It is expected that dividends received by corporate stockholders will not be eligible for the dividends received deduction. Distributions of net long-term capital gains designated by the Company as capital gain dividends, if any, are taxable as long-term capital gains, regardless of how long the stockholder has held the Company's Units and are not eligible for the dividends received deduction. Dividends and distributions will be taxable to stockholders as if actually distributed, even if they are reinvested in additional Units of the Company. Stockholders receiving distributions in the form of newly issued Units will have a cost basis in each Unit received equal to the fair market value of a Unit of the Company on the distribution date.

Generally, dividends paid by the Company are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Company in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared. Any distribution by the Company to a holder of Units not made out of the Company's earnings and profits will be treated as a return of capital to each holder of Units, will reduce the basis of each Unit with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the Unit with respect to which it is distributed. Investors should carefully consider the tax implications of buying Units just prior to a distribution, as the price of Units purchased at this time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

After the close of each taxable year, the Company will identify for the holders of Units the portions of its distributions that are attributable to capital gains and to ordinary income, respectively. The Code limits certain miscellaneous itemized deductions by individuals, including deductions of investment expenses, to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Code would treat such expenses incurred by a RIC as being indirectly incurred by the stockholders of the investment company. Such expenses will be fully deductible by the Company's corporate stockholders. If the Company suffers a net taxable loss in any taxable year, the holders of Units will not be permitted to utilize that loss in their tax returns.

Generally, gain realized by a stockholder on the sale of Units held for more than one year will be taxable as long-term capital gain. If a stockholder holds Units primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those Units would be taxable as ordinary income. Any loss realized on a sale or exchange will be disallowed to the extent the Units disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Units are disposed of. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Company Units held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the stockholder with respect to such Units that were treated as long-term capital gain. Stockholders who acquire Units on multiple dates should consult their tax advisers to determine how to allocate the cost of stock for basis purposes.

The Company may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number or who fail to make required certifications or if the Company or a stockholder has been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in the Units.

Item 23. Financial Statements

         The following comprise the financial statements of the Company:

         o    Statement of Assets and Liabilities as of September 30, 2000;

         o    Statement of Operations for the period ended September 30, 2000;

         o Statement of Changes in Net Assets for the period ended September 30, 2000;

         o    Financial Highlights for the period ended September 30, 2000; and

         o    Notes to the Financial Statements.

GOVERNMENT SECURITIES DELAWARE, LLC
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
($ in thousands, except unit and per unit data)

                                                                                    September 30, 2000
                                                                                 -------------------------
Assets:
Investments:
      Fair Value of Notes Receivable (identified cost $1,000,000)                              $1,000,000
      Fair Value of Treasury Repurchase Agreement                                                  11,521
      Fair Value of Swap Agreements                                                                   170
Receivables:
      Loan Interest Receivable                                                                      9,499
      Interest Rate Swap - Net                                                                        256
      Treasury Repurchase Agreement - Net                                                             157
                                                                                 -------------------------

               Total Assets                                                                     1,021,605

               Net Assets                                                                      $1,021,605
                                                                                 =========================

Net Assets Consist of:
      Undistributed Net Investment Income                                                         $ 9,913
      Unrealized Gains on Investments - Net                                                       $11,692
      Beneficial Interests ("Units") ($500 par value per Unit
               2,000,200 authorized)                                                            1,000,000
                                                                                 -------------------------

               Net Assets - Equivalent to $500.00 per Unit based on
               2,000,000 Units outstanding                                                     $1,021,605
                                                                                 =========================


GOVERNMENT SECURITIES DELAWARE, LLC
STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 10, 2000
 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2000
($ in thousands)

                                                                                      For the Period
                                                                                     August 10, 2000*
                                                                                  to September 30, 2000
                                                                                 -------------------------
Investment Income:
      Interest - Notes                                                                     $ 9,499
      Interest - Swap Agreements - Net                                                         256
      Interest - Treasury Purchase Agreement - Net                                            157
                                                                                 -------------------------

               Total Income                                                                   9,913


Investment Income - Net                                                                       9,913
                                                                                 -------------------------

Realized and Unrealized Gains on Investments - Net
    Changes in Unrealized Appreciation on Investments - Net                                  11,692
                                                                                 -------------------------

Net Increase in Net Assets Resulting from Operations                                        $21,605
                                                                                 =========================

    * Commencement of operations.

GOVERNMENT SECURITIES DELAWARE, LLC
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD AUGUST 10, 2000
 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2000
($ in thousands)

                                                                                          For the Period
                                                                                        August 10, 2000**
Increase (decrease) in Net Assets:                                                    to September 30, 2000
                                                                                     -------------------------

Operations:
     Investment Income - Net                                                                         $9,913
     Changes in Unrealized Appreciation on Investments - Net                                         11,692
                                                                                            ----------------
     Net Increase in Net Assets Resulting from Operations                                            21,605
                                                                                            ----------------

Dividends Paid to Shareholders                                                                            0
                                                                                            ----------------

Beneficial Interest Transactions                                                                  1,000,000
                                                                                            ----------------

Net Assets:
     Total Increase in Net Assets                                                                 1,021,605
     Beginning of Period                                                                                  0
                                                                                            ----------------
     End of Period *                                                                             $1,021,605
                                                                                            ================

     *  Undistributed investment income - Net                                                        $9,913
                                                                                            ================

     ** Commecement of operations.





GOVERNMENT SECURITIES DELAWARE, LLC
FINANCIAL HIGHLIGHTS
FOR THE PERIOD AUGUST 10, 2000
(COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2000

The following per unit data and ratios have been derived
from information provided in the financial statements                                 For the Period
                                                                                     August 10, 2000*
Increase (Decrease) in Net Asset Value:                                           to September 30, 2000
                                                                                 -------------------------
Per Share Operating Performance:
      Net Asset Value, Beginning of Period                                                 $500.00
                                                                                 -------------------------

      Investment Income - Net                                                                 4.96
      Changes in Unrealized Appreciation on Investments - Net                                 5.85
                                                                                 -------------------------
      Total from Operations                                                                  10.80
                                                                                 -------------------------

      Net Asset Value, End of Period                                                       $510.80
                                                                                 =========================

Total Investment Return:
      Based on Net Asset Value per Unit                                                       2.16%**
                                                                                 =========================

Supplemental Data:
      Portfolio Turnover                                                                      0.00%
                                                                                 =========================

    * Commencement of operations.
   ** Aggregate total investment return.
    # Annualized.

GOVERNMENT SECURITIES DELAWARE, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)


1.   DESCRIPTION OF BUSINESS

ML SSG Delaware, LLC was incorporated in the State of Delaware on August 8, 2000 as an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co., Inc." or "ML & Co."). In September, 2000, ML SSG Delaware, LLC was renamed Government Securities Delaware, LLC (the "Company"). The Company was formed for the purpose of providing an investment opportunity for individual and institutional investors.

As of the date of this filing, ML SSG S.A R.L., an indirect, wholly-owned subsidiary of ML & Co., owns more than 99% of the limited liability interests of the Company ("Units"). ML SSG S.A R.L. intends to offer the Units for sale to institutional investors. As of the date of this filing, ML SSG S.A R.L. has not entered into any binding commitment to sell any Units to investors.


2.   BASIS OF PRESENTATION

The accompanying financial statements of the Company for the period ended September 30, 2000 are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The interim statements are subject to possible adjustments in connection with the annual audit of the Company's accounts for the full year; in management's opinion, all adjustments necessary for a fair presentation of the interim statements have been included and are of a normal and recurring nature.


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Valuation of investments and financial instruments - Reverse repurchase agreements, swap agreements and other securities are valued at fair valued as determined by or under the direction of the Board of Managers of the Company.

(b) Financial instruments - The Company may engage in various portfolio investment strategies to hedge its exposures relating to non-trading assets and liabilities.

o Swap agreements - The Company is authorized to enter into swap agreements. In a swap agreement, the Company exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Company's ability to receive interest will be delayed or limited. Furthermore, if the Company does not have sufficient income to pay its obligation under the swap agreement, the Company would be in default and the counterparty would be able to terminate the swap agreement.

o Reverse repurchase agreements - The Company is authorized to enter into reverse repurchase agreements. Under reverse repurchase agreements, the Company sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Company's ability to receive interest will be delayed or limited. Furthermore, if the Company does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Company would be in default and the counterparty would be able to terminate the repurchase agreement.

(c) Investment income and expenses - Interest income and expenses are recognized on the accrual basis.

(d) Dividends and distributions - Dividends and distributions are declared on the ex-dividend dates, to be distributed at the discretion of the Board of Managers out of the income of the Company from funds legally available for distribution under Delaware law.

4.  INVESTMENTS

The Company purchased for $1,002,500,000 (excluding the accrued interest paid on August 15, 2000) $1,000,000,000 face value, 6% coupon U.S. Treasury Notes maturing on August 15, 2009 (the "Treasury Notes") and entered into a floating rate reverse repurchase agreement to maturity (the "Reverse Repurchase Agreement") with Merrill Lynch Government Securities, Inc. ("ML Government Securities"). Under the Reverse Repurchase Agreement, the Company sold the Treasury Notes to ML Government Securities and is obligated to repurchase the Treasury Notes for $1,000,000,000 on August 15, 2009, but may repurchase the Treasury Notes from ML Government Securities for the Notional Amount (defined below) plus accrued interest on 5 days prior written notice (the "Repurchase Agreement Termination Date"). Until the Repurchase Agreement Termination Date, the Company will make semi-annual floating rate payments to ML Government Securities at the rate of 6-month LIBOR less 109 basis points on the outstanding Notional Amount plus $138,889. The Notional Amount will start at $1,002,500,000 and will be reduced by the $138,889 fixed, semi-annual payments by the Company. The semi-annual fixed payments of $138,889 will amortize the $2,500,000 premium paid for the Treasury Notes to $1,000,000,000 on a straight-line basis over the term of the Reverse Repurchase Agreement. In return, the Company will receive semi-annual payments from ML Government Securities equal to the interest on the Treasury Notes. These semi-annual payments will be netted against each other and only the net amount will actually be paid. Under SFAS 125, Accounting for Transfers and Servicing of Financial Assets, the Reverse Repurchase Agreement is deemed a sale for accounting purposes.

         The Company used the proceeds from the Reverse Repurchase Agreements to acquire the following notes (the "Notes"):

         (iii) $500,000,000 Merrill Lynch & Co., Inc. Floating Rate Note due August 15, 2009; and

         (iv) $500,000,000 Merrill Lynch Capital Services, Inc. Floating Rate Note due August 15, 2009.

The note from ML & Co. pays interest semi-annually at the rate of 1-month LIBOR plus 7 basis points, compounded monthly. The note from Merrill Lynch Capital Services, Inc. ("ML Capital Services") pays interest semi-annually at the rate of 1-month LIBOR plus 7 basis points through September 15, 2000 and at 1-month LIBOR plus 8 basis points thereafter. Interest on the loan to ML Capital Services compounds monthly. The Notes are subject to pre-payment at the option of the Company at any time.

To ensure the Company's investments will match its operating and dividend needs, the Company entered into two swaps with ML Capital Services. Under the terms of the first swap, (the "Daycount Swap"), the Company will make payments calculated as 1-month LIBOR plus 7 basis points compounded monthly and paid semi-annually on $1,000,000,000 to ML Capital Services and in return will receive semi-annual payments at a rate of 6-month LIBOR less 109 basis points on $1,000,000,000 plus a fixed payment on the same amount at a rate of 1.1575%. The Daycount Swap will terminate on August 15, 2009. Under the terms of the second swap (the "Amortizing Swap"), the Company will make fixed, semi-annual payments of $41,112 (the fixed payment in the first period only will be $34,612) and in return will receive semi-annual payments equal to 6-month LIBOR less 109 basis points on a notional amount that will start at $2,500,000 and will amortize to approximately $138,889 on a straight-line basis over the term of the Amortizing Swap. The Amortizing Swap will terminate on August 15, 2009. The effective date of all transactions with Merrill and Merrill affiliates was August 10, 2000.


5.   INCOME TAXES

As of September 30, 2000, the Company is a single member limited liability corporation which is disregarded as an entity separate from its single member for federal income tax purposes and therefore the unaudited financial statements of the Company do not include a provision for federal income taxes.

The Company intends to qualify and elect to be treated for federal income tax purposes as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code. If the Company qualifies as a RIC and distributes to the holders of the Units at least 90% of its investment company taxable income (as defined in subchapter M of the Internal Revenue Code), the Company will not be subject to federal income tax on the portion of its net investment income that it distributes to the holders of the Units. If the Company distributes to the holders of the Units at least 98% of its ordinary income (including any such amounts not distributed in the prior period) for each calendar year and 98% of it net capital gain income (including any such amounts not distributed in the prior period) for the one-year period ending on October 31st of such year, the Company will not be subject to federal excise tax.


6.        CAPITALIZATION

On August 10, 2000, ML SSG S.A R.L. contributed $1,000,000,000 in cash to the Company in exchange for 2,000,000 Units. Each Unit represents a $500 capital contribution to the Company. The Units are divided into a single class, each Unit representing an equal, proportionate interest in the Company, none having priority or preference over another. The Units will provide for a fixed-rate, semi-annual dividend of at least 7.12%, to be distributed at the discretion of the Board of Managers out of the income of the Company from funds legally available for distribution under Delaware law.

The Company will redeem all of the outstanding Units on August 8, 2025 at their Net Asset Value. The redemption price may be paid in cash or in-kind at the discretion of the Board of Managers.


7.  SUBSEQUENT EVENTS

In October 2000, as a result of the placement of Units to more than 100 investors, the Company intends to become a non-diversified closed-end management company (as defined in the Investment Company Act of 1940 (the "Act"), as amended), subject to registration under the Act.

                            PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         1.   Financial Statements:

              Statement of Assets and Liabilities as of September 30, 2000; Statement of Operations for the period ended September 30, 2000; Statement of Changes in Net Assets for the period ended
              September 30, 2000;
              Financial Highlights for the period ended September 30, 2000; and Notes to the Financial Statements.

         2.   Exhibits:

              a.       (1)      Amended and Restated Certificate of
                                Formation of Registrant.

                       (2) Amended and Restated Limited Liability Company Agreement of Registrant.

              j.       Form of Custody Agreement.

              k        (1)      Form of Administrative and Management
                                Agreement

                       (2)      Form of Transfer Agency Agreement

                       (3)      Form of Reverse Repurchase Agreement

                       (4)      Form of ISDA Master Agreement

                       (5)      Form of Daycount Swap Confirmation Agreement

                       (6)      Form of Amortizing Swap Confirmation
                                Agreement

              p.       Subscription Agreement.

              r.       Code of Ethics.


Item 25. Marketing Arrangements

         Not Applicable.

Item 26. Other Expenses of Issuance and Distribution

         All organizational expenses of the Company will be paid by ML & Co. As a result, the Company will not incur any expenses in connection with the issuance and distribution of the Units.

Item 27. Persons Controlled by or Under Common Control with Registrant

         The response to this item is incorporated by reference from Exhibit 21 to the Annual Report on Form 10-K (File No. 001-07182) of Merrill Lynch & Co., Inc. for the fiscal year ended December 31, 1999 filed with the SEC on March 9, 2000.

Item 28. Number of Holders of Securities As of October 20, 2000

         The following table sets forth the number of record holders of each class of securities of the Company as of October 20, 2000:

     Title of Class                                  Number of Recordholders
-----------------------------                        -----------------------
Government Securities Delaware, LLC                            105

Item 29. Indemnification

         Reference is made to the provisions of Article IX of the Company's Amended and Restated Limited Liability Company Agreement filed as an exhibit to this Registration Statement.

Item 30. Business and Other Connections of Investment Adviser

         Not Applicable.

Item 31. Location of Accounts and Records

         Custodian:        State Street Bank and Trust Co.
                           One Heritage Drive
                           North Quincy, MA 02171

                                    AND

                           Government Securities Delaware, LLC
                           800 Scudders Mill Road
                           Plainsboro, New Jersey 08536

Item 32. Management Services

         Not Applicable.

Item 33. Undertakings

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on the 20th day of October, 2000.

                                        GOVERNMENT SECURITIES DELAWARE, LLC


                                        By: /s/ Terry K. Glenn
                                            -------------------------------
                                            Name:  Terry K. Glenn
                                            Title: President and Chairman

                                  EXHIBIT INDEX

Exhibit                                                                                          Sequential
Number            Description                                                                    Page Number
---------         -----------                                                                    -----------
a.  (1)           Amended and Restated Certificate of Formation of Registrant.

    (2)           Amended and Restated Limited Liability Company Agreement of Registrant.

j.                Form of Custody Agreement.

k.  (1)           Form of Administrative and Management Agreement

    (2)           Form of Transfer Agency Agreement

    (3)           Form of Reverse Repurchase Agreement

    (4)           Form of ISDA Master Agreement

    (5)           Form of Daycount Swap Confirmation Agreement

    (6)           Form of Amortizing Swap Confirmation Agreement

p.                Subscription Agreement.

r.                Code of Ethics.
